SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 7, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-7)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-7. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-7 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-7 REMIC Pass-Through Certificates.

      On May 29, 2001, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before May 1, 2001) as of May 1, 2001 of $568,976,826.79. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of May 1, 2001 was 1329. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of May 1, 2001 was 7.217%. The weighted average remaining term to stated maturity of the Mortgage Loans as of May 1, 2001 was 357.50 months. All Mortgage Loans have original maturities of at least 15 but no more than 30 years. None of the Mortgage Loans were originated prior to June 1, 2000 or after May 1, 2001. The weighted average original term to stated maturity of the Mortgage Loans as of May 1, 2001 was 359.49 months.

      None of the Mortgage Loans has a scheduled maturity later than May 1, 2031. Each Mortgage Loan had an original principal balance of not less than $76,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $14,568,103 as of May 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of May 1, 2001 was 69.4%. No more than $4,273,350 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 98% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 54% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 8;

      2.    such loans have an aggregate Adjusted Balance of $1,934,421;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80.0%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 98.1%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $26,138,915 and $542,837,912, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.478% and 7.252%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.04 months and 357.47 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of May 1, 2001.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2000                                 71                          $27,632,911

2001                               1258                         $541,343,916


Total                              1329                         $568,976,827
                                   ====                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                    1247                         $534,845,591

Multi-family Dwellings*               6                           $1,922,257

Townhouses                           22                           $9,273,820

Condominium Units (one to four       29                          $12,833,052
stories high)

Condominium Units (over four          9                           $3,498,789
stories high)

Cooperative Units                    16                           $6,603,318


Total                              1329                         $568,976,827
                                   ====                         ============


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*   Multi-family dwellings are 2-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                           1323                         $567,054,570

2-family                              6                           $1,922,257


Total                              1329                         $568,976,827
                                   ====                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    9                           $1,033,915

$150,000 through $199,999             5                             $872,394

$200,000 through $249,999             4                             $971,333

$250,000 through $299,999            82                          $24,077,023

$300,000 through $349,999           317                         $104,146,860

$350,000 through $399,999           293                         $110,534,264

$400,000 through $449,999           171                          $72,685,251

$450,000 through $499,999           146                          $69,782,351

$500,000 through $549,999            82                          $43,049,537

$550,000 through $599,999            82                          $47,371,533

$600,000 through $649,999            62                          $39,124,362

$650,000 through $699,999            57                          $39,350,301

$700,000 through $749,999             6                           $4,384,408

$750,000 through $799,999             2                           $1,575,757

$800,000 through $849,999             1                             $840,746

$850,000 through $899,999             4                           $3,528,875

$900,000 through $949,999             4                           $3,675,452

$950,000 and over                     2                           $1,972,465


Total                              1329                         $568,976,827
                                   ====                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.125% - 6.500%                      43                          $16,886,677

6.501% - 7.000%                     430                         $185,022,140

7.001% - 7.500%                     671                         $291,062,249

7.501% - 8.000%                     167                          $70,587,239

8.001% - 8.500%                      13                           $4,369,289

8.501% - 9.000%                       3                             $889,763

9.001% - 9.500%                       2                             $159,470


Total                              1329                         $568,976,827
                                   ====                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    401                        $178,259,037

65.001% - 75.000%                   336                        $144,947,502

75.001% - 80.000%                   549                        $231,202,185

80.001% - 85.000%                    11                          $3,355,754

85.001% - 90.000%                    30                         $10,486,533

90.001% - 95.000%                     2                            $725,816


Total                              1329                        $568,976,827
                                   ====                        ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                              18                          $7,890,798
Arizona                              18                          $7,522,108
Arkansas                              5                          $2,079,931
California                          475                        $206,957,554
Colorado                             53                         $22,194,236
Connecticut                          24                         $10,938,248
Delaware                              2                            $741,487
District of Columbia                 15                          $7,261,624
Florida                              22                          $8,599,122
Georgia                              58                         $24,431,962
Hawaii                                2                          $1,231,361
Idaho                                 2                            $405,250
Illinois                             31                         $11,993,023
Indiana                               3                          $1,584,890
Iowa                                  3                          $1,143,828
Kansas                                2                            $743,853
Kentucky                              1                            $393,399
Louisiana                             2                            $730,391
Maryland                             40                         $16,962,191
Massachusetts                        64                         $29,055,072
Michigan                             14                          $5,700,316
Minnesota                             2                            $775,454
Mississippi                           1                            $399,718
Missouri                              6                          $2,046,474
Nevada                                9                          $3,992,503
New Hampshire                         5                          $1,873,640
New Jersey                           54                         $21,321,797
New Mexico                            7                          $3,269,977
New York                             80                         $35,213,979
North Carolina                       40                         $17,585,543
Ohio                                  9                          $3,863,084
Oklahoma                              1                            $305,331
Oregon                                7                          $2,824,860
Pennsylvania                         15                          $6,038,303
South Carolina                        9                          $3,132,272
Tennessee                            12                          $5,163,924
Texas                                77                         $34,944,098
Utah                                 10                          $3,993,612
Vermont                               3                            $788,432
Virginia                             82                         $34,263,640
Washington                           45                         $18,290,060
West Virginia                         1                            $329,482

Total                              1329                        $568,976,827
                                   ====                        ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: May 7, 2001